SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

PACIFIC ALLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-51777	87-0445849
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

986 West 2nd Street, Building 12-A, Bay 6,  Ogden, UT 84404

 (Address of principal executive office)

Registrant's telephone number, including area code: 801-621-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  Completion of Acquisition or Disposition of Assets

Effective January 1, 2010, the Company completed the acquisition of all issued and outstanding common stocks of Star Leasing, Inc. (“Star Leasing”). A Current Report on Form 8-K was filed June 18, 2010 reporting the acquisition and including the Star Leasing audit opinion letter and required pro forma consolidated financial statements. However, the audited financial statements for Star Leasing were inadvertently not attached to the filing. This filing is made to correct that error.

ITEM 9.01 Financial Statements and Exhibits

No.

Description

99

Star Leasing audited financial statements for the years ended December 31, 2009 and 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  December 10, 2010

PACIFIC ALLIANCE CORPORATION

By: /S/ Steven Clark

Steven Clark

Chief Executive Officer/President